UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: December 9, 2022

Professional Holding Corp.

(Exact name of registrant as specified in its charter)

Florida	001-39215	46-5144312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
396 Alhambra Circle, Suite 255 Coral Gables, Florida,		33134
(Address of principal executive offices)		(Zip Code)

(786) 483-1757

(Registrant's telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Class A Common Stock, par value $0.01 per share	PFHD	NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, on August 7, 2022, Professional Holding Corp. (the “Company,” “we,” or “our”), the parent company of Professional Bank, entered into an Agreement and Plan of Merger (the “Agreement”) providing for the merger (the “Merger”) of the Company with and into Seacoast Banking Corporation of Florida (“Seacoast”), the parent company of Seacoast National Bank (“SNB”), and the merger of Professional Bank with and into SNB (together with the Merger, the “Mergers”). In connection with the Mergers, the Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement, dated November 14, 2022 (the “Definitive Proxy Statement”), and commenced mailing the Definitive Proxy Statement to shareholders of the Company on or about November 14, 2022.

Since October 24, 2022, the Company has received demand letters from certain purported shareholders of the Company (the “Demand Letters”). The Demand Letters allege that the Definitive Proxy Statement (or the related preliminary proxy statement, filed on October 4, 2022) contains certain disclosure deficiencies.

The Company has not responded to the Demand Letters and believes they are without merit. However, in order to moot the unmeritorious disclosure claims, alleviate the costs, risks and uncertainties inherent in litigation, and provide additional information to its shareholders, the Company is voluntarily supplementing the Definitive Proxy Statement with the supplemental disclosures described in the following section entitled “Supplemental Disclosures” in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K is an admission, or shall be deemed an admission, of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company denies all allegations in the Demand Letters that additional disclosure was or is required.

This filing will not affect the timing of the special meeting of the Company’s shareholders scheduled for December 15, 2022, at 1:00 p.m., Eastern Time. The Company’s board of directors continues to recommend that the Company’s shareholders vote “FOR” the approval of the merger proposal.

Supplemental Disclosures

The following are additional disclosures that supplement the disclosures contained in, and that should be read in conjunction with, the Definitive Proxy Statement, which should be read in its entirety. To the extent that information in this supplemental disclosure differs from, or updates information contained in, the Definitive Proxy Statement, the information in this supplemental disclosure shall supersede or supplement the information in the Definitive Proxy Statement. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Definitive Proxy Statement.

The Definitive Proxy Statement is hereby revised to reflect the following:

1.	The disclosure under the heading “Proposal 1: The Merger – Background of the Merger” is supplemented by adding the following underlined text to the third full paragraph on page 39 of the Definitive Proxy:

The parties had no further contact until April 12, 2022, when Mr. Martens advised Mr. Shaffer that on April 11, 2022, Professional had received an unsolicited non-binding letter of intent from a third party seeking to purchase Professional. Prior to the receipt of the letter of intent, neither the Professional board of directors nor its management had intended to solicit a sale or merger of Professional. Mr. Martens and Mr. Shaffer informally discussed Seacoast’s interest in a potential merger/acquisition transaction with Professional. At approximately the same time, Professional’s investment bankers, Stephens, informally contacted Piper Sandler, investment bankers to Seacoast, to discuss a potential transaction. On April 13, 2022, Seacoast formally engaged Piper Sandler to act as its exclusive financial advisor in connection with a possible transaction. Following further discussions, on April 15, 2022, Professional and Seacoast entered into a confidentiality agreement containing customary terms, including a waivable standstill provision, in connection with a possible transaction.

2.	The disclosure under the heading “Proposal 1: The Merger – Background of the Merger” is supplemented by adding the following underlined text to the sixth full paragraph on page 39 of the Definitive Proxy:

Following its engagement, Stephens contacted 11 potential parties, including Seacoast and the initial third-party offeror, with regard to a possible combination with Professional. Three of those parties entered into confidentiality agreements containing customary terms, including waivable standstill provisions, with Professional, following which they were given access to a virtual data room. The parties were further advised that the deadline for the submission of a bid was June 1, 2022. Three potential buyers submitted proposals to purchase Professional, including Seacoast.

3.	The disclosure under the heading “Proposal 1: The Merger — Opinion of Seacoast’s Financial Advisor — Comparable Company Analyses” is amended by deleting the table of company names at the bottom of page 48 (the Seacoast Peer Group) of the Definitive Proxy Statement and replacing it with the following:

Financials as of June 30, 2022			Balance Sheet			Capital Position				LTM Profitability				Valuation as of August 3, 2022
								Total	Bank CRE /					Price /
				Loans/	NPAs /	TCE /	Lev.	RBC	Total				Effic.		LTM	2022	E	2023	E	Div.	Market
			Assets	Deps.	Assets	TA	Ratio	Ratio	RBC	ROAA	ROAE	NIM	Ratio	TBV	EPS	EPS		EPS		Yield	Cap
Company	City, State	Ticker	($M)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(x)		(x)		(%)	($M)
Atlantic Union Bkshs Corp.	Richmond, VA	AUB	19,662	84.7	0.21	6.78	9.26	13.85	268.5	1.14	8.66	3.12	53.7	199	11.8	11.6		9.8		3.6	2,522
Trustmark Corp.	Jackson, MS	TRMK	16,952	74.2	0.39¹	7.23	8.80	13.26	235.6	0.64	6.47	2.64	75.8	167	18.3	14.1		13.0		2.8	2,013
TowneBank	Portsmouth, VA	TOWN	16,864	74.5	0.10	8.26	9.19	16.76	227.6	1.16	9.92	2.77	63.2	158	11.7	11.2		10.3		3.2	2,084
WesBanco Inc.	Wheeling, WV	WSBC	16,800	75.2	0.21¹	7.52	9.51	15.40	275.8	1.09	6.96	3.01	58.9	172	12.0	11.5		10.8		4.0	2,020
Renasant Corp.	Tupelo, MS	RNST	16,618	77.0	0.46¹	7.34	9.16	15.34	256.3	0.91	6.77	2.90	65.9	163	12.5	11.6		10.7		2.7	1,876
ServisFirst Bancshares Inc.	Birmingham, AL	SFBS	14,494	90.2	0.08	8.27	8.19	11.18	319.3	1.52	19.70	2.93	32.2	392	20.9	18.5		17.0		1.1	4,701
FB Financial Corp.	Nashville, TN	FBK	12,194	81.8	0.39¹	8.90	10.20	13.60	270.8	1.21	10.68	3.24	63.2	187	13.6	13.9		11.5		1.2	1,989
First Bancorp	Southern Pines, NC	FBNC	10,566	66.7	0.39	7.27¹	9.95	14.91	283.9	1.10	9.89	3.14	50.2	190	11.2	9.0		8.6		2.5	1,295
Live Oak Bancshares Inc.	Wilmington, NC	LOB	9,121	71.9	1.60¹	6.98¹	9.44	12.49¹	166.0	2.32	26.28	3.98	63.5	218	9.0	17.7		15.3		0.3	1,715
Amerant Bancorp Inc.	Coral Gables, FL	AMTB	8,151	92.3	0.39	8.51	10.25	13.21	282.3	1.35	13.06	3.14	76.0	130	9.2	12.2		10.4		1.4	897
City Holding Co.	Charleston, WV	CHCO	6,243	69.3¹	0.40	7.76	9.42	16.26	203.7	1.50	13.53	2.92	50.1	272	14.7	13.8		13.4		2.8	1,292
The First Bancshares	Hattiesburg, MS	FBMS	6,037	58.9	0.50¹	6.43	10.43¹	16.98¹	165.1	1.10	9.94	3.06	56.6	160	9.5	9.3		8.3		2.5	604

1) Reflects bank level data

2) SBCF data does not include pending acquisitions

Note:  Peer group includes publicly traded banks headquartered in the southeast between $5 billion and $20 billion in total assets; Price / Estimated EPS multiples based on mean consensus estimates per S&P Global Market Intelligence for each respective year

4.	The disclosure under the heading “Proposal 1: The Merger — Opinion of Seacoast’s Financial Advisor — Comparable Company Analyses” is amended by deleting the table of company names at the bottom of page 49 (Professional Peer Group) of the Definitive Proxy Statement and replacing it with the following:

Financials as of June 30, 2022			Balance Sheet			Capital Position				LTM Profitability				Valuation as of August 3, 2022
								Total	Bank CRE /					Price /
				Loans/	NPAs /	TCE /	Lev.	RBC	Total				Effic.		LTM	2022	E	2023	E	Div.	Market
			Assets	Deps.	Assets	TA	Ratio	Ratio	RBC	ROAA	ROAE	NIM	Ratio	TBV	EPS	EPS		EPS		Yield	Cap
Company	City, State	Ticker	($M)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(x)		(x)		(%)	($M)
Burke & Herbert Bank & Trust	Alexandria, VA	BHRB	3,586	59.1	0.27¹	8.12	10.94¹	19.16¹	269.5	1.05	10.32	2.92	68.3	131	10.2	--		--		4.1	380
HomeTrust Bancshares Inc.	Asheville, NC	HTBI	3,549	89.3	0.46¹	10.31	10.11¹	11.02¹	291.9	1.01	9.00	3.42	69.9	103	10.8	10.3		10.3		1.5	372
FineMark Holdings Inc.	Fort Myers, FL	FNBT	3,528	72.4	0.03¹	7.56	9.16	20.03	115.2	0.84	9.65	2.20	65.9	128	12.3	--		--		--	343
Southern First Bancshares Inc	Greenville, SC	SFST	3,288	99.1	0.20	8.60	9.71	13.97	235.6	1.41	15.17	3.36	55.7	124	8.6	11.0		9.9		--	351
First Community Bankshares Inc	Bluefield, VA	FCBC	3,258	82.2	0.82	9.08	8.40¹	13.18¹	232.9	1.37	10.26	3.60	57.8	185	12.3	11.6		11.3		3.6	525
Primis Financial Corp.	McLean, VA	FRST	3,237	98.0	0.65	9.27	10.21	17.58	208.7	0.63	5.15	3.03	69.2	117	16.0	15.1		12.1		2.9	339
American National Bankshares	Danville, VA	AMNB	3,234	71.8	0.17¹	7.58	9.42	14.06	294.4	1.17	11.14	2.85	54.9	157	9.8	10.8		10.6		3.2	375
MetroCity Bankshares Inc.	Doraville, GA	MCBS	3,168	115.6	1.07	9.96	10.31	17.60	36.6	2.40	24.30	4.27	34.4	165	7.5	7.4		7.9		2.9	521
CapStar Finl Hldgs Inc	Nashville, TN	CSTR	3,097	85.0	0.08	10.19	11.10	14.79	274.0	1.47	12.44	3.15	54.6	149	10.1	11.0		10.2		1.9	462
MVB Financial Corp	Fairmont, WV	MVBF	2,984	84.7	0.84¹	8.27	11.63¹	--	262.1	0.95	10.23	3.45	89.5	161	15.2	22.0		9.9		2.1	395
Blue Ridge Bankshares Inc.	Charlottesville, VA	BRBS	2,800	88.4	0.49¹	8.23	10.02¹	12.13¹	281.2	1.43	14.01	3.62	62.5	123	7.2	--		--		3.3	279
Colony Bankcorp Inc.	Fitzgerald, GA	CBAN	2,728	62.3	0.22¹	6.52	10.74	16.55	309.6	0.72	8.24	3.20	76.4	146	11.3	10.2		8.7		3.0	253
River Financial Corp.²	Prattville, AL	RVRF	2,501	63.6	0.11¹	4.13	8.36¹	13.44¹	177.6	1.15	16.48	3.19	52.1	209	7.8	--		--		1.4	213
C&F Financial Corp.	Toano, VA	CFFI	2,334	75.8	0.15¹	7.31	9.50	15.50	221.9	1.17	13.05	4.10	69.2	101	6.6	--		--		3.3	169
John Marshall Bancorp Inc.	Reston, VA	JMSB	2,316	82.8	0.02	8.96	10.97¹	15.12¹	335.6	1.38	14.48	3.22	45.4	182	12.7	--		--		--	376
FVCBankcorp Inc.	Fairfax, VA	FVCB	2,306	86.4	0.16¹	8.25	10.72¹	--	385.1	1.18	11.82	3.14	50.2	141	11.6	11.0		11.1		--	267
First Citizens Bancshares Inc.²	Dyersburg, TN	FIZN	2,290	60.9	0.52¹	7.29	9.38¹	--	278.3	1.31	12.45	3.33¹	59.7	114	9.0	--		--		2.2	255

1) Reflects bank level data as of June 30, 2022

2) Reflects holding company data as of March 31, 2022

Note:  Peer group includes publicly traded banks headquartered in the southeast between $2.25 billion and $3.75 billion in total assets; Price / Estimated EPS multiples based on mean consensus estimates per S&P Global Market Intelligence for each respective year

5.	The disclosure under the heading “Proposal 1: The Merger — Opinion of Seacoast’s Financial Advisor —Analysis of Precedent Transactions” is amended by deleting the table of Acquiror and Target names at the top of page 51 (the Regional Precedent Transactions) of the Definitive Proxy Statement and replacing it with the following:

					Transaction Information						Seller Information
						Price/			Core	1-Day
					Deal	LTM	Est.		Dep.	Market	Total	TCE/	LTM	NPAs/
				Announce.	Value	EPS	EPS	TBV	Prem.	Prem.	Assets	TA	ROAA	Assets
Acquiror	St	Target	St	Date	($M)	(x)	(x)	(%)	(%)	(%)	($M)	(%)	(%)	(%)
The First Bancshares	MS	Heritage Southeast Bancorp.	GA	07/27/22	207.5	15.5	–	179	6.9	32.0	1,697	7.0	0.81	0.22
HomeTrust Bancshares Inc.	NC	Quantum Capital Corp.	GA	07/25/22	67.6	4.2	–	158	4.5	–	660	10.2	3.15	0.00
First Bancorp	NC	GrandSouth Bancorporation	SC	06/21/22	181.1	10.7	10.8	189	8.5	14.3	1,253	7.5	1.40	0.26
F.N.B. Corp.	PA	UB Bancorp	NC	06/01/22	117.7	9.2	–	154	4.4	10.2	1,170	6.6	1.14	0.04
DFCU Financial	MI	First Citrus Bancorp. Inc.	FL	05/12/22	105.0	15.3	–	211	9.3	63.3	689	8.0	1.01	0.00
United Community Banks Inc.	GA	Progress Financial Corp.	AL	05/04/22	268.4	13.2	–	165	7.9	–	1,860	8.3	1.19	0.19
Seacoast Bnkg Corp. of FL	FL	Drummond Banking Co.	FL	05/04/22	173.2	13.8	–	191	9.5	–	1,025	8.3	1.37	0.21
The First Bancshares	MS	Beach Bancorp Inc.	FL	04/26/22	116.7	NM	–	154	9.6	–	620	13.1	0.40	1.77
Seacoast Bnkg Corp. of FL	FL	Apollo Bancshares/Apollo Bank	FL	03/29/22	168.3	20.0	–	195	9.7	–	1,044	9.4	0.91	0.37
United Community Banks Inc.	GA	Reliant Bancorp Inc.	TN	07/14/21	518.6	10.4	11.1	181	12.1	11.0	3,098	9.3	1.62	0.28
Lake Michigan CU	MI	Pilot Bancshares Inc.	FL	06/16/21	99.9	12.3	–	187	9.8	19.1	656	8.1	1.36	0.30
Simmons First National Corp.	AR	Triumph Bancshares Inc.	TN	06/07/21	132.1	17.2	–	153	8.9	–	894	9.7	0.98	0.92
Simmons First National Corp.	AR	Landmark Community Bank	TN	06/07/21	146.4	14.0	–	143	8.0	–	1,007	10.1	1.08	0.66
United Bankshares Inc.	WV	Community Bankers Trust Corp	VA	06/03/21	305.3	14.2	13.5	168	11.7	41.9	1,699	10.2	1.28	0.71
First Bancorp	NC	Select Bancorp Inc.	NC	06/01/21	314.3	23.8	14.4	185	11.0	28.6	1,832	9.4	0.79	0.56
United Community Banks Inc.	GA	Aquesta Financial Holdings	NC	05/27/21	130.6	18.1	–	217	11.8	66.5	752	6.2	1.01	0.76
Peoples Bancorp Inc.	OH	Premier Financial Bancorp Inc.	WV	03/29/21	292.4	12.9	–	139	4.9	9.5	1,946	11.0	1.20	1.16
Seacoast Banking Corp. of FL	FL	Legacy Bank of Florida	FL	03/23/21	106.6	18.1	–	187	16.2	–	533	10.7	1.15	0.32
BancorpSouth Bank	MS	FNS Bancshares Inc.	AL	01/13/21	108.4	19.4	–	154	6.5	35.1	786	9.1	0.77	0.64

 1) Reflects bank level data

Note: Includes bank and thrift transactions announced since January 1, 2021 with targets headquartered in the southeast with total assets between $500M and $5.0B and disclosed deal values; excludes transactions with targets headquartered outside of the continental U.S. and transactions with non-bank buyers

6.	The disclosure under the heading “Proposal 1: The Merger — Opinion of Seacoast’s Financial Advisor — Net Present Value Analyses” is supplemented by adding the following underlined text to the paragraph spanning pages 51 and 52 of the Definitive Proxy Statement:

Piper Sandler performed an analysis that estimated the net present value of a share of Seacoast common stock assuming Seacoast performed in accordance with publicly available mean analyst balance sheet and earnings per share estimates for Seacoast for the years ending December 31, 2022 and December 31, 2023 with a long-term annual net income and balance sheet growth rate for the years ending December 31, 2024 through December 31, 2026, as provided by the senior management of Seacoast. To approximate the terminal value of a share of Seacoast common stock at December 31, 2026, Piper Sandler applied price to 2026 earnings multiples ranging from 10.0x to 17.5x and multiples of 2026 tangible book value ranging from 150% to 225%. Piper Sandler selected these price to earnings and tangible book value multiples based on Piper Sandler’s review of, among other matters, the trading multiples of selected companies that Piper Sandler deemed to be comparable to Seacoast. The terminal values were then discounted to present values using different discount rates ranging from 8.0% to 12.0%, which were chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of Seacoast common stock. As illustrated in the following tables, the analysis indicated an imputed range of values per share of Seacoast common stock of $19.50 to $38.27 when applying multiples of earnings and $24.30 to $41.74 when applying multiples of tangible book value.

7.	The disclosure under the heading “Proposal 1: The Merger — Opinion of Seacoast’s Financial Advisor — Net Present Value Analyses” is supplemented by adding the following underlined text to the last full paragraph on page 52 of the Definitive Proxy Statement:

Piper Sandler also performed an analysis that estimated the net present value per share of Professional common stock, assuming Professional performed in accordance with certain financial projection assumptions for Professional for the years ending December 31, 2022 through December 31, 2026, as provided by the senior management of Seacoast. To approximate the terminal value of a share of Professional common stock at December 31, 2026, Piper Sandler applied price to 2026 earnings multiples ranging from 8.0x to 13.0x and multiples of 2026 tangible book value ranging from 125% to 175%. Piper Sandler selected these price to earnings and tangible book value multiples based on Piper Sandler’s review of, among other matters, the trading multiples of selected companies that Piper Sandler deemed to be comparable to Professional. The terminal values were then discounted to present values using different discount rates ranging from 9.0% to 13.0%, which were chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of Professional common stock. As illustrated in the following tables, the analysis indicated an imputed range of values per share of Professional common stock of $11.71 to $22.58 when applying multiples of earnings and $18.31 to $30.41 when applying multiples of tangible book value.

8.	The disclosure under the heading “Proposal 1: The Merger — Opinion of Professional’s Financial Advisor —Relevant Public Companies Analysis” is amended by deleting the bulleted list of company names spanning pages 60 and 61 of the Definitive Proxy Statement and replacing it with the following:

				Balance Sheet												Asset Quality		Profitability / Earnings (MRQ)
					LTM Loan					Tier 1		NIB	TBV + Dividends				ALLL /	Cost of	Net	Fee
				Total	Growth	Securities	TCE /	Loans /	CRE/	Leverage	TRBC	Dep. /	1-Year	3-Year	5-Year	NPAs/	Loans	Total	Interest	Income /
				Assets	(ex. PPP)	/ Assets	TA	Deposits	TRBC	Ratio	Ratio	Dep.	CAGR	CAGR	CAGR	Assets(1)	(ex. PPP)	Deposits	Margin	Revenue
	Company	Ticker	City, State	($M)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)
1	South Plains Finl Inc.	SPFI	Lubbock, TX	$3,975	12.3	24.0	8.6	75.3	217	10.1	13.9	34.9	(2.3)	7.7	NM	0.18	1.52	0.27	4.01	33.7
2	Summit Financial Group Inc.	SMMF	Moorefield, WV	3,763	19.2	13.4	6.9	100.1	310	10.5	12.4	20.2	9.6	9.3	11.8	0.43	1.18	0.35	3.65	13.5
3	West Bancorp.	WTBA	West Des Moines, IA	3,475	15.3	21.5	6.2	90.5	397	11.2	13.6	24.3	(6.2)	8.4	9.8	0.01	0.99	0.42	2.92	8.6
4	Peoples Financial Services	PFIS	Scranton, PA	3,422	19.4	21.3	7.4	88.1	317	9.8	14.0	25.7	(0.1)	8.5	9.4	0.09	1.16	0.22	3.05	14.1
5	Home Bancorp Inc.	HBCP	Lafayette, LA	3,362	22.9	15.7	7.4	76.2	284	9.3	13.7	32.1	(6.1)	6.3	6.7	0.56	1.18	0.15	3.75	11.2
6	Southern First Bancshares Inc	SFST	Greenville, SC	3,288	20.4	3.1	8.6	99.1	236	10.0	13.5	27.8	11.1	12.1	12.6	0.09	1.19	0.26	3.34	9.7
7	Guaranty Bancshares Inc.	GNTY	Addison, TX	3,281	14.0	29.4	7.6	76.9	266	9.7	14.9	39.8	3.2	11.2	10.0	0.30	1.36	0.23	3.60	18.5
8	Primis Financial Corp.	FRST	McLean, VA	3,237	15.4	8.8	9.3	98.0	209	12.4	15.7	24.3	(0.4)	7.3	8.9	0.57	1.15	0.35	3.32	9.7
9	American National Bankshares	AMNB	Danville, VA	3,234	10.1	20.9	7.6	71.8	294	9.2	13.7	37.0	(0.8)	9.3	8.1	0.05	0.91	0.09	2.76	18.4
10	Red River Bancshares Inc.	RRBI	Alexandria, LA	3,121	16.2	26.2	8.1	64.6	164	9.4	16.3	41.5	(11.5)	3.4	NM	0.03	1.05	0.19	2.72	19.3
11	CapStar Finl Hldgs Inc	CSTR	Nashville, TN	3,097	13.8	23.2	10.2	85.0	274	11.7	14.3	27.3	3.0	7.8	6.6	0.08	0.93	0.23	3.39	19.4
12	Civista Bancshares Inc.	CIVB	Sandusky, OH	3,039	10.1	25.0	7.5	84.1	301	10.7	16.0	34.3	(10.1)	4.1	5.7	0.12	1.33	0.11	3.46	18.7
13	MVB Financial Corp	MVBF	Fairmont, WV	2,984	25.0	22.3	8.3	84.7	262	11.6	-	51.4	1.2	13.1	13.6	0.69	1.03	0.11	4.09	30.9
14	Bank First Corporation	BFC	Manitowoc, WI	2,961	12.7	14.5	8.8	91.8	244	8.9	11.7	31.7	8.1	13.0	13.7	0.15	0.95	0.27	3.21	17.6
15	First Guaranty Bancshares Inc.	FGBI	Hammond, LA	2,959	17.7	15.3	6.0	86.3	296	9.4	11.7	21.1	12.0	8.2	9.1	0.43	1.03	0.83	3.71	8.8
16	Orrstown Financial Services	ORRF	Shippensburg, PA	2,824	20.1	18.4	7.7	81.4	282	9.5	13.3	23.0	(2.8)	9.2	6.5	0.19	1.17	0.11	3.68	23.0
17	First Business Finl. Svcs. Inc	FBIZ	Madison, WI	2,777	13.7	8.8	9.6	122.5	383	10.2	11.3	29.1	12.4	12.2	11.0	0.21	1.06	0.22	3.71	22.5
18	The First Bancorp	FNLC	Damariscotta, ME	2,630	17.2	26.1	7.6	79.4	224	8.8	13.6	14.4	3.5	10.4	11.8	0.19	0.91	0.44	3.13	17.9
19	First Bank	FRBA	Hamilton, NJ	2,568	16.4	6.0	10.0	102.5	393	10.2	12.5	27.7	10.6	11.1	9.6	0.47	1.13	0.23	3.75	5.2
20	Chemung Financial Corp.	CHMG	Elmira, NY	2,450	11.3	28.8	6.3	74.1	362	8.1	12.9	32.3	(13.4)	3.8	7.1	0.31	1.08	0.14	2.96	23.8
21	Bankwell Financial Group Inc.	BWFG	New Canaan, CT	2,436	20.5	4.8	9.2	100.9	427	10.2	11.8	18.3	23.8	11.3	9.9	0.63	0.77	0.37	4.01	4.6
22	Orange County Bancorp Inc.	OBT	Middletown, NY	2,392	19.2	23.6	5.8	66.8	403	8.1	13.2	35.9	(14.6)	4.1	5.2	0.79	1.62	0.13	3.13	14.5
23	ChoiceOne Financial Services	COFS	Sparta, MI	2,360	11.9	42.9	4.5	52.3	166	8.2	12.7	27.1	(30.8)	(4.9)	1.6	0.05	0.66	0.19	2.94	20.4
24	Central Valley Community Bncp	CVCY	Fresno, CA	2,346	12.5	43.9	4.7	53.9	257	9.1	14.9	44.2	(38.7)	(6.5)	0.4	0.01	0.87	0.04	3.47	8.1
25	PCB Bancorp	PCB	Los Angeles, CA	2,345	18.8	6.4	14.0	91.8	230	15.1	18.9	49.5	15.7	11.3	14.0	0.09	1.14	0.22	4.00	14.6
26	FVCBankcorp Inc.	FVCB	Fairfax, VA	2,306	17.0	13.6	8.3	86.4	385	10.7	-	28.1	(3.7)	5.1	10.3	0.15	0.90	0.41	3.29	3.7
27	Capital Bancorp Inc.	CBNK	Rockville, MD	2,155	12.5	10.7	9.6	86.0	274	9.1	14.3	44.6	16.6	18.7	17.1	0.33	1.63	0.21	7.04	19.1
28	Unity Bancorp Inc.	UNTY	Clinton, NJ	2,117	11.8	7.0	10.3	104.2	258	10.7	-	30.1	20.3	17.7	16.3	0.36	1.28	0.23	4.38	13.0

Source: S&P Global Market Intelligence, FactSet.

Note: Dollars in millions. LTM=Last Twelve Months.

(1)	NPAs/Assets excludes restructured loans from nonperforming assets.

				Profitability / Earnings (MRQ)								Ownership Data			Market Data
					LTM	LTM			Est.	Est.	Est.						Price/						LTM
				Effic.	Core	Core	Core	Core	2022	2023	2022	Inst.	Insider	Retail	Market	LTM	Tang.	LTM	NTM	2022	2023	Div.	Div.
				Ratio	ROAA	ROATCE	ROAA	ROATCE	ROA	ROA	ROTE	Owner.	Owner.	Owner.	Cap	ADTV(1)	BV	EPS	EPS	EPS	EPS	Yield	Payout
	Company	Ticker	City, State	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	($M)	($M)	(x)	(x)	(x)	(x)	(x)	(%)	(%)
1	South Plains Finl Inc.	SPFI	Lubbock, TX	63.3	1.58	16.7	1.64	18.5	1.32	1.14	13.5	24	41	35	$466	0.6	1.37	8.2	10.5	9.7	10.1	1.8	12.2
2	Summit Financial Group Inc.	SMMF	Moorefield, WV	47.5	1.42	20.3	1.42	20.6	1.43	1.35	17.8	30	19	51	376	0.4	1.47	8.0	6.8	7.1	7.1	2.4	19.5
3	West Bancorp.	WTBA	West Des Moines, IA	42.0	1.47	20.5	1.45	22.7	1.35	1.04	20.7	41	11	47	426	0.7	1.97	8.5	10.5	8.9	11.1	3.9	32.7
4	Peoples Financial Services	PFIS	Scranton, PA	54.9	1.08	13.3	1.13	14.7	1.10	1.17	14.5	30	4	66	378	0.6	1.52	8.5	9.3	10.0	9.0	3.0	25.0
5	Home Bancorp Inc.	HBCP	Lafayette, LA	59.9	1.32	14.5	1.22	16.5	1.11	1.14	14.1	40	14	46	324	0.6	1.35	8.5	7.9	9.0	7.8	2.4	20.1
6	Southern First Bancshares Inc	SFST	Greenville, SC	57.3	1.42	15.3	0.96	10.7	1.03	1.06	10.7	79	6	15	351	1.0	1.24	8.6	10.4	10.0	8.9	0.0	0.0
7	Guaranty Bancshares Inc.	GNTY	Addison, TX	58.9	1.30	15.4	1.36	17.2	1.32	1.23	15.9	25	30	45	437	0.6	1.76	11.2	10.8	10.6	10.8	2.4	25.6
8	Primis Financial Corp.	FRST	McLean, VA	69.6	0.75	8.3	0.79	8.4	0.65	0.78	7.4	65	15	20	339	0.8	1.17	16.0	12.9	15.1	12.1	2.9	46.5
9	American National Bankshares	AMNB	Danville, VA	57.3	1.32	16.4	1.12	14.1	1.06	1.07	13.9	40	4	56	375	0.7	1.57	9.8	10.8	10.8	10.6	3.2	30.9
10	Red River Bancshares Inc.	RRBI	Alexandria, LA	55.2	1.09	11.8	1.17	14.6	1.12	1.17	13.5	19	34	47	389	0.4	1.54	11.8	10.5	10.9	10.5	0.5	6.1
11	CapStar Finl Hldgs Inc	CSTR	Nashville, TN	54.9	1.49	14.5	1.32	13.1	1.35	1.38	12.8	44	16	40	462	1.0	1.49	10.1	10.6	11.0	10.2	1.9	13.5
12	Civista Bancshares Inc.	CIVB	Sandusky, OH	66.4	1.23	14.6	1.01	13.5	1.12	1.25	15.9	55	6	39	335	0.9	1.42	8.7	7.9	8.9	7.6	2.6	22.7
13	MVB Financial Corp	MVBF	Fairmont, WV	76.3	0.33	3.6	0.03	0.3	0.64	1.28	6.3	46	12	43	395	1.1	1.61	15.2	13.9	22.0	9.9	2.1	29.4
14	Bank First Corporation	BFC	Manitowoc, WI	42.6	1.46	17.2	1.50	18.4	1.46	1.56	17.3	27	16	57	581	0.7	2.28	13.4	11.9	12.6	11.6	1.3	19.9
15	First Guaranty Bancshares Inc.	FGBI	Hammond, LA	61.2	1.13	19.0	1.12	19.1	1.05	1.12	16.2	9	45	46	259	0.4	1.47	8.9	8.5	8.9	8.1	2.6	23.0
16	Orrstown Financial Services	ORRF	Shippensburg, PA	58.4	1.12	13.4	1.27	16.2	1.19	1.08	17.4	44	5	50	278	0.6	1.29	9.2	8.3	8.3	8.6	2.9	26.8
17	First Business Finl. Svcs. Inc	FBIZ	Madison, WI	63.7	1.42	16.2	1.65	15.7	1.32	1.14	15.1	62	6	31	282	0.8	1.28	7.6	8.2	7.6	8.1	2.4	17.2
18	The First Bancorp	FNLC	Damariscotta, ME	43.5	1.51	18.2	1.55	19.9	-	-	-	39	15	46	334	0.5	1.70	8.7	-	-	-	4.5	37.4
19	First Bank	FRBA	Hamilton, NJ	46.7	1.34	13.5	1.35	13.6	1.44	1.43	13.5	37	8	55	294	0.4	1.15	8.8	7.4	8.0	7.6	1.6	12.2
20	Chemung Financial Corp.	CHMG	Elmira, NY	61.6	1.13	15.5	1.34	21.0	1.13	1.06	17.0	35	27	38	221	0.3	1.45	7.9	8.6	8.0	8.2	2.6	20.7
21	Bankwell Financial Group Inc.	BWFG	New Canaan, CT	43.7	1.49	17.5	1.95	22.3	1.47	1.10	15.3	31	28	40	243	0.9	1.12	7.2	8.2	6.9	8.7	2.5	17.1
22	Orange County Bancorp Inc.	OBT	Middletown, NY	60.5	0.85	11.1	0.37	5.8	0.85	1.12	13.1	39	17	44	185	0.3	1.33	9.8	7.5	9.5	6.9	2.4	23.8
23	ChoiceOne Financial Services	COFS	Sparta, MI	62.7	1.03	16.5	1.10	22.8	-	-	-	11	12	77	158	0.1	1.53	7.3	-	-	-	4.7	34.5
24	Central Valley Community Bncp	CVCY	Fresno, CA	54.2	1.10	15.5	1.22	24.0	1.11	1.18	22.5	49	16	35	195	0.6	1.79	7.6	6.9	7.2	6.8	2.9	22.0
25	PCB Bancorp	PCB	Los Angeles, CA	49.0	1.92	16.9	1.65	15.8	1.77	1.70	14.1	39	20	41	294	1.4	1.13	7.3	7.1	7.4	6.9	3.0	20.0
26	FVCBankcorp Inc.	FVCB	Fairfax, VA	46.7	1.25	13.1	1.22	13.6	1.25	1.24	11.9	32	21	47	267	0.7	1.41	11.6	11.2	11.0	11.1	0.0	0.0
27	Capital Bancorp Inc.	CBNK	Rockville, MD	62.0	2.08	21.7	2.23	22.1	1.98	2.02	17.5	33	38	28	339	0.5	1.63	8.0	8.2	8.3	7.6	1.0	6.6
28	Unity Bancorp Inc.	UNTY	Clinton, NJ	42.8	1.91	19.0	1.90	18.4	1.89	1.81	16.1	47	30	23	292	0.8	1.37	7.8	7.3	7.6	7.4	1.6	11.2

Source: S&P Global Market Intelligence, FactSet.

Note: Dollars in millions. LTM=Last Twelve Months.

(1)	LTM ADTV = Last twelve months average daily trading volume.

9.	The disclosure under the heading “Proposal 1: The Merger — Opinion of Professional’s Financial Advisor — Relevant Nationwide Transactions Analysis — Professional Holding Corp” is amended by deleting the bulleted list of company names spanning pages 63 and 64 of the Definitive Proxy Statement and replacing it with the following:

								Transaction Multiples												Buyer Impacts			Target Financial Data
								Target		Buyer				Price/		Price/		Core	Market
					Deal	Stock	Cost	Price/		Price/		Pay-to-		LTM		LTM EPS +		Deposit	One Day	EPS	TBV	TBV	Total	NPAs/	LTM
			Target	Annc.	Value	Consid.	Saves	TBV		TBV		Trade(1)		EPS		Cost Saves		Prem.	Prem.	Acc/(Dil)	Acc/(Dil)	Earnback	Assets	Assets	ROAA
	Acquirer	Target	ST	Date	($MM)	(%)	(%)	(x)		(x)		(x)		(x)		(x)		(%)	(%)	(%)	(%)	(yrs)	($MM)	(%)	(%)
1	The First Bancshares	Heritage Southeast Bancorp.	GA	7/27/22	208	100%	30%	1.79	x	1.67	x	1.07	x	15.5	x	8.6	x	6.9%	32.0%	10.0%	(8.0%)	3.0	1,697	--	0.8%
2	Brookline Bancorp Inc.	PCSB Financial Corp.	NY	5/24/22	320	57%	30%	1.18	x	1.35	x	0.87	x	20.3	x	14.0	x	3.3%	13.9%	13.0%	--	--	1,985	0.4%	0.8%
3	United Community Banks Inc.	Progress Financial Corp.	AL	5/4/22	268	97%	25%	1.65	x	1.86	x	0.89	x	13.2	x	8.8	x	7.9%	--	2.0%	--	--	1,860	0.2%	1.2%
4	National Bank Holdings Corp.	Bancshares of Jackson Hole Inc	WY	4/1/22	230	77%	28%	2.03	x	1.71	x	1.19	x	19.6	x	--		8.5%	--	15.7%	--	2.9	1,599	0.4%	1.0%
5	Origin Bancorp Inc.	BT Holdings Inc.	TX	2/24/22	313	97%	30%	1.45	x	1.51	x	0.96	x	13.8	x	10.0	x	7.0%	--	12.7%	(3.6%)	2.2	1,989	0.8%	1.3%
6	Simmons First National Corp.	Spirit of Texas Bancshares Inc	TX	11/19/21	582	100%	35%	1.83	x	1.72	x	1.07	x	12.4	x	9.1	x	12.8%	20.0%	9.8%	(2.0%)	2.8	3,154	0.2%	1.5%
7	OceanFirst Financial Corp.	Partners Bancorp	MD	11/4/21	188	81%	40%	1.46	x	1.38	x	1.05	x	26.3	x	9.6	x	5.3%	20.1%	10.0%	(4.0%)	3.0	1,638	0.8%	0.5%
8	First Merchants Corp.	Level One Bancorp Inc.	MI	11/4/21	332	74%	30%	1.83	x	1.73	x	1.06	x	10.0	x	7.0	x	9.7%	15.7%	10.4%	(4.3%)	2.9	2,544	0.5%	1.3%
9	Old Second Bancorp Inc.	West Suburban Bancorp Inc.	IL	7/26/21	286	65%	37%	1.22	x	1.14	x	1.07	x	14.5	x	7.9	x	2.2%	2.7%	38.0%	(18.0%)	4.8	2,972	1.1%	0.7%
10	South State Corporation	Atlantic Capital Bcshs Inc.	GA	7/23/21	545	100%	33%	1.62	x	1.59	x	1.02	x	12.5	x	9.5	x	--	11.2%	3.0%	(2.0%)	2.0	3,780	0.5%	1.3%
11	United Community Banks Inc.	Reliant Bancorp Inc.	TN	7/14/21	519	100%	31%	1.81	x	1.72	x	1.05	x	10.4	x	8.0	x	12.1%	11.0%	8.5%	(3.7%)	3.0	3,098	--	1.6%
12	F.N.B. Corp.	Howard Bancorp Inc.	MD	7/13/21	422	100%	50%	1.54	x	1.47	x	1.05	x	18.0	x	10.2	x	9.0%	40.6%	4.0%	(2.0%)	3.0	2,600	0.6%	0.9%
13	Lakeland Bancorp	1st Constitution Bancorp	NJ	7/12/21	244	99%	44%	1.52	x	1.39	x	1.10	x	11.5	x	7.0	x	5.9%	14.1%	10.1%	(3.9%)	3.3	1,789	1.0%	1.2%
14	Columbia Banking System Inc.	Bank of Commerce Holdings	CA	6/23/21	269	99%	30%	1.66	x	1.90	x	0.87	x	14.7	x	10.3	x	7.1%	13.7%	4.0%	0.3%	0.0	1,829	0.4%	1.1%
15	United Bankshares Inc.	Community Bankers Trust Corp	VA	6/3/21	305	96%	30%	1.68	x	2.01	x	0.84	x	14.2	x	10.1	x	11.7%	41.9%	2.5%	0.3%	0.0	1,699	0.7%	1.3%
16	First Foundation Inc.	TGR Financial Inc.	FL	6/3/21	295	97%	30%	1.81	x	1.81	x	1.00	x	17.2	x	12.0	x	7.0%	8.9%	9.5%	(2.4%)	2.1	2,274	0.0%	0.9%
17	First Bancorp	Select Bancorp Inc.	NC	6/1/21	314	99%	45%	1.85	x	2.06	x	0.90	x	23.8	x	11.6	x	11.0%	28.6%	10.0%	(3.0%)	2.0	1,832	0.6%	0.8%
18	Glacier Bancorp Inc.	Altabancorp	UT	5/18/21	935	100%	18%	2.88	x	3.31	x	0.87	x	22.0	x	18.4	x	20.0%	12.9%	5.8%	1.0%	0.0	3,522	0.1%	1.4%
19	Enterprise Financial Services	First Choice Bancorp	CA	4/26/21	404	99%	25%	1.89	x	1.93	x	0.98	x	11.5	x	9.4	x	10.6%	35.0%	8.5%	(2.7%)	2.6	2,501	0.2%	1.5%
20	Nicolet Bankshares Inc.	Mackinac Financial Corp	MI	4/12/21	248	80%	30%	1.69	x	--		--		18.3	x	10.3	x	--	69.4%	14.0%	(5.0%)	1.9	1,502	0.9%	0.9%
21	Peoples Bancorp Inc.	Premier Financial Bancorp Inc.	WV	3/29/21	292	99%	30%	1.39	x	1.62	x	0.86	x	12.9	x	9.0	x	--	9.5%	21.0%	(6.7%)	2.6	1,946	1.2%	1.2%

Source: S&P Global Market Intelligence, Professional Management.

Note: Dollars in millions.

(1)	Pay-to-Trade multiple defined as transaction P/TBV divided by Buyer P/TBV.

10.	The disclosure under the heading “Proposal 1: The Merger — Opinion of Professional’s Financial Advisor — Relevant Regional Transactions Analysis — Professional” is amended by deleting the bulleted list of transactions at the top of page 65 of the Definitive Proxy Statement and replacing it with the following:

								Transaction Multiples												Buyer Impacts			Target Financial Data
								Target		Buyer				Price/		Price/		Core	Market
					Deal	Stock	Cost	Price/		Price/		Pay-to-		LTM		LTM EPS +		Deposit	One Day	EPS	TBV	TBV	Total	NPAs/	LTM
			Target	Annc.	Value	Consid.	Saves	TBV		TBV		Trade(1)		EPS		Cost Saves		Prem.	Prem.	Acc/(Dil)	Acc/(Dil)	Earnback	Assets	Assets	ROAA
	Acquirer	Target	ST	Date	($MM)	(%)	(%)	(x)		(x)		(x)		(x)		(x)		(%)	(%)	(%)	(%)	(yrs)	($MM)	(%)	(%)
1	Seacoast Banking Corp. of FL	Drummond Banking Co.	FL	5/4/22	173	100%	40%	1.91	x	2.01	x	0.95	x	13.8	x	--		9.5%	--	8.6%	(2.6%)	1.6	1,025	0.2%	1.4%
2	The First Bancshares	Beach Bancorp Inc.	FL	4/26/22	117	99%	50%	1.54	x	1.64	x	0.94	x	50.9	x	11.4	x	9.6%	--	2.3%	(1.0%)	1.8	620	1.8%	0.4%
3	Seacoast Banking Corp. of FL	Apollo Bancshares/Apollo Bank	FL	3/29/22	168	95%	39%	1.95	x	2.02	x	0.96	x	20.0	x	11.9	x	9.7%	--	8.0%	(2.5%)	2.3	1,044	0.4%	0.9%
4	Origin Bancorp Inc.	BT Holdings Inc.	TX	2/24/22	313	97%	30%	1.45	x	1.51	x	0.96	x	13.8	x	10.0	x	7.0%	--	12.7%	(3.6%)	2.2	1,989	0.8%	1.3%
5	Simmons First National Corp.	Spirit of Texas Bancshares Inc	TX	11/19/21	582	100%	35%	1.83	x	1.72	x	1.07	x	12.4	x	9.1	x	12.8%	20.0%	9.8%	(2.0%)	2.8	3,154	0.2%	1.5%
6	Bus. First Bancshares Inc.	Texas Citizens Bancorp Inc.	TX	10/21/21	54	99%	--	1.57	x	1.46	x	1.08	x	16.6	x	4.5	x	4.8%	--	15.0%	(5.0%)	3.0	538	4.1%	0.9%
7	Home Bancshares, Inc.	Happy Bancshares Inc.	TX	9/15/21	888	100%	33%	1.59	x	2.17	x	0.73	x	12.2	x	7.9	x	7.3%	--	9.2%	1.5%	0.0	6,262	0.4%	1.3%
8	Seacoast Banking Corp. of FL	Legacy Bank of Florida	FL	3/23/21	107	93%	45%	1.87	x	2.19	x	0.85	x	18.1	x	11.3	x	16.2%	--	6.5%	(0.1%)	0.3	533	0.3%	1.2%
9	BancorpSouth Bank	National United Bancshares Inc	TX	12/2/20	115	71%	40%	1.56	x	--		--		15.8	x	8.5	x	6.8%	--	--	(1.5%)	3.0	749	1.2%	1.1%
10	PNC Financial Services Group	BBVA USA Bancshares, Inc.	TX	11/16/20	11,567	0%	35%	1.31	x	1.33	x	--		--		NM		--	--	21.0%	(8.5%)	--	103,653	1.3%	(2.5%)
11	United Community Banks Inc.	Three Shores Bancorp. Inc.	FL	3/9/20	218	89%	24%	1.33	x	1.17	x	1.14	x	--		10.2	x	4.4%	(17.1%)	--	--	--	1,874	0.4%	0.8%
12	Heartland Financial USA Inc.	AIM Bancshares Inc.	TX	2/11/20	280	90%	30%	2.10	x	1.69	x	1.24	x	13.4	x	8.5	x	12.3%	--	10.0%	(5.3%)	3.6	1,776	0.1%	1.4%
13	Banco de Credito e Inversiones	Executive Banking Corp.	FL	9/25/19	62	0%	--	1.45	x	--		--		66.9	x	--		4.9%	--	--	--	--	522	0.4%	0.3%
14	First Financial Bankshares	TB&T Bancshares Inc.	TX	9/19/19	208	100%	--	2.97	x	4.54	x	0.65	x	19.4	x	--		28.0%	--	--	--	--	624	0.0%	1.8%
15	Professional Holding Corp.	Marquis Bancorp Inc.	FL	8/12/19	83	89%	--	1.53	x	1.32	x	1.16	x	11.9	x	7.3	x	10.8%	--	--	--	--	680	0.3%	1.2%
16	Prosperity Bancshares Inc.	LegacyTexas Finl Group Inc	TX	6/17/19	2,057	85%	25%	2.16	x	2.01	x	1.08	x	12.7	x	10.9	x	20.8%	9.3%	10.3%	(9.7%)	4.5	9,346	0.7%	1.8%
17	Banco Bradesco SA	BAC Florida Bank	FL	5/6/19	508	0%	--	2.63	x	--		--		17.1	x	--		34.6%	--	--	--	--	2,275	1.6%	1.4%
18	BancFirst Corp.	Pegasus Bank	TX	4/24/19	122	0%	--	2.59	x	2.21	x	--		17.1	x	--		13.9%	--	--	--	--	624	0.0%	1.2%

Source: S&P Global Market Intelligence, Company documents.

Note: Dollars in millions.

(1)	Pay-to-Trade multiple defined as transaction P/TBV divided by Buyer P/TBV.

Important Information About the Proposed Transaction and Where to Find It

In connection with the Mergers, Seacoast filed the Form S-4/A Registration Statement with the SEC on November 10, 2022 (the “Registration Statement”), which includes the Definitive Proxy Statement and a prospectus of Seacoast. The Registration Statement has been declared effective by the SEC and the Definitive Proxy Statement has been mailed to the Company’s shareholders. Additionally, the Company and Seacoast filed and may file other relevant materials with the SEC in connection with the Mergers. Copies of such filings may be obtained free of charge at the SEC’s web site at www.sec.gov. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND THE OTHER RELEVANT MATERIALS BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE MERGERS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGERS AND THE PARTIES THERETO.

The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication.

Participants in the Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed Mergers. Shareholders may obtain more detailed information regarding the names, affiliations, and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the Definitive Proxy Statement, and other relevant materials filed with the SEC in connection with the Mergers. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of their shareholders generally, is set forth in the Definitive Proxy Statement.

Cautionary Language Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, including statements included or incorporated by reference in this Current Report on Form 8-K, are not statements of historical fact and constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and are intended to be protected by the safe harbor provided by that Act. These statements are subject to risks and uncertainties and include information about possible or assumed future results of operations of Seacoast after the Merger is completed, as well as information about the Merger. Words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “would,” “continue,” “should,” “may,” or similar expressions, or the negatives thereof, are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Many possible events or factors could affect the future financial results and performance of each of Seacoast and the Company before the Merger or Seacoast after the Merger, and could cause those results or performance to differ materially from those expressed in the forward-looking statements. These possible events or factors include, but are not limited to: (a) general business and economic conditions, either globally, nationally, in the State of Florida, or in the specific markets in which Seacoast or the Company operate, including the negative impacts and disruptions resulting from rising interest rates, supply chain challenges and inflation, which have had and may likely continue to have an adverse impact on our business operations and performance, and could continue to have a negative impact on our credit portfolio, stock price, borrowers and the economy as a whole both globally and domestically; (b) the impact of Hurricane Ian on Florida generally, as well as certain of the communities Professional Bank and SNB serve, and which could continue to have a negative impact on our business, credit portfolio, borrowers and our stock price; (c) the failure to obtain the approval of the Company’s shareholders in connection with the Merger; (d) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect Seacoast’s and the Company’s respective businesses and the price of their respective common stocks; (e) the risk that a condition to closing of the proposed Merger may not be satisfied; (f) the risk that a required regulatory approval for the proposed Merger is not obtained or is obtained subject to conditions that are not anticipated; (g) the parties’ ability to achieve the synergies and value creation contemplated by the proposed Merger; (h) the parties’ ability to promptly and effectively integrate the businesses of Seacoast and the Company, including unexpected transaction costs, including the costs of integrating operations, severance, professional fees and other expenses; (i) the diversion of management time on issues related to the Merger; (j) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (k) the effect of the announcement or pendency of the Merger on Seacoast’s customer, employee and business relationships, operating results, and business generally; (l) deposit attrition, operating costs, customer loss and business disruption following the proposed Merger, including difficulties in maintaining relationships with employees, may be greater than expected; (m) reputational risks and the reaction of the companies’ customers to the proposed Merger; (n) customer acceptance of the combined company’s products and services; (o) increased competitive pressures and solicitations of customers and employees by competitors; (p) the failure to consummate or delay in consummating the Merger for other reasons; (q) the outcome of any legal proceedings that may be instituted against Seacoast or the Company related to the Merger Agreement or the Merger; (r) changes in laws or regulations; (s) the dilution caused by Seacoast’s issuance of additional shares of its common stock in the Merger or related to the Merger; (t) the sale price of Seacoast common stock could decline before the completion of the Merger, including as a result of the financial performance of Seacoast or the Company or more generally due to broader stock market movements and the performance of financial companies and peer group companies; (u) changes in interest rates, deposit flows, loan demand, and real estate values; and (v) the ongoing impacts and disruptions resulting from COVID-19 or other variants on the economies and communities Professional Bank and SNB serve, which has had and may likely continue to have an adverse impact on each company’s business operations and performance, and could continue to have a negative impact on our credit portfolio, stock price, borrowers and the economy as a whole both globally and domestically.

For additional information concerning factors that could cause actual conditions, events or results to materially differ from those described in the forward-looking statements, please refer to the “Risk Factors” section of the Definitive Proxy Statement, as well as the factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in each of Seacoast’s and the Company’s most recent Form 10-K and Form 10-Q reports, which are available online at www.sec.gov, and are incorporated by reference herein. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations or financial condition of Seacoast or the Company. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date made. As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainties of estimates, forecasts and projections and may be better or worse than projected and such differences could be material. Given these uncertainties, we caution you not to place reliance on these forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Holding Corp.

Date: December 9, 2022	By:	/s/ Michael C. Sontag
Michael C. Sontag
Corporate Secretary